================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10261

                                   ----------

                               Pearl Mutual Funds
               (Exact name of registrant as specified in charter)

                                2610 Park Avenue
                                  P.O. Box 209
                              Muscatine, Iowa 52761
               (Address of principal executive offices) (Zip Code)

     Robert H. Solt                                 Stacy H. Winick
    2610 Park Avenue                            Bell, Boyd & Lloyd PLLC
      P.O. Box 209                          1615 L Street, N.W., Suite 1200
  Muscatine, Iowa  52761                         Washington, DC 20036
                    (Name and address of agents for service)

Registrant's telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

================================================================================

Item 1.  Reports to Shareholders.

                               Pearl Mutual Funds

                               Semi-Annual Report

                                  June 30, 2003

                             [GRAPHIC APPEARS HERE]

                           IMPORTANT NEWS SEE PAGE 1

www.pearlfunds.com                                     [LOGO OF PEARL FUNDS]
2610 Park Avenue PO Box 209 Muscatine IA  52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

Pearl Mutual Funds

2003 Semi-Annual Report
--------------------------------------------------------------------------------

                                                                            Page

IMPORTANT NEWS................................................................ 1

Performance Review........................................................ 2 - 3

Investment Strategy....................................................... 3 - 5

Pearl Total Return Fund Overview.......................................... 6 - 8

Pearl Aggressive Growth Fund Overview.................................... 9 - 11

General Information..................................................... 12 - 13

Pearl Total Return Fund Financial Statements............................ 14 - 16

Pearl Aggressive Growth Fund Financial Statements....................... 17 - 19

Notes to Financial Statements........................................... 20 - 21

Pearl Total Return Fund Financial Highlights................................. 22

Pearl Aggressive Growth Fund Financial Highlights............................ 23

--------------------------------------------------------------------------------
Pearl Mutual Funds                                         [LOGO OF PEARL FUNDS]
2610 Park Avenue
PO Box 209
Muscatine IA 52761
--------------------------------------------------------------------------------
E-mail: info@pearlfunds.com

Chairman & President    IMPORTANT NEWS!                      August 13, 2003
David M. Stanley

Executive Vice           . For the 3 1/2 years through June 30, 2003, Pearl
President                  Total Return Fund was up 5.09%, while most stock
Robert H. Solt             indexes had big losses, including: Wilshire 5000 down
                           29.12%, MSCI World down 35.71%, Value Line
Vice President of          (Geometric) down 30.61%, All Equity Funds Average
Investment Management      (Lipper) down 26.04%, All Long-Term Taxable Funds
Kevin J. Burns             Average (Lipper) down 14.51%, and S&P 500 down
                           30.27%. These 3 1/2 years included the 3-year bear
Trustees                   market (2000-2002) and a strong rally in the first
John W. Axel               half of 2003.
Jeffrey R. Boeyink
Douglas B. Coder         . Pearl Total Return Fund strongly outperformed all 5
Dr. David N. Dejong        of its comparison indexes during the last 3 and 5
David L. Evans             years, both in total return and risk-adjusted total
Robert H. Solt             return.
David M. Stanley
                         . During its first 2 years through June 30, 2003, Pearl
Staff                      Aggressive Growth Fund nearly broke even (down 0.23%)
Karen M. Brookhart         while all 5 of its comparison indexes had big losses:
Peggy A. Cherrier          Wilshire 5000 down 15.56%, MSCI World down 17.23%,
Karen J. Grell             Value Line (Geometric) down 25.21%, All Equity Funds
Christopher A. Hoffman     Average (Lipper) down 16.19%, and S&P 500 down
Renata R. Lamar            17.78%.

                         . Pearl Total Return Fund gained 12.42% during the
                           first six months of 2003 - in line with its comparison indexes.

                         . Pearl Aggressive Growth Fund was up 19.90% in the
                           first half of 2003 - strongly outperforming all 5 of its comparison indexes.

                         . On August 12, 2003, these year-to-date gains had
                           grown to 15.47% for Total Return Fund and 26.50% for Aggressive Growth Fund.

                         . Both Pearl Funds are no-load - no sales charge,
                           commission, or redemption fee. Both Funds have one of the lowest expense ratios (annual rates 0.96% and 0.98%) for all funds of their type (independent fund of funds). In 2003 to date, both Funds continued to make all their investments on a no-load basis.

               Please consider all information in this report and in the Prospectus. Past performance does not guarantee future results. Figures above are not annualized.

               Thank you for your confidence in Pearl Mutual Funds.

               You are invited to visit our Website at www.pearlfunds.com. Please call, write, fax, or e-mail us. We are here to help you.

               Sincerely,

               YOUR INVESTMENT MANAGEMENT TEAM:


               /s/ Kevin J. Burns    /s/ Robert H. Solt    /s/ David M. Stanley
               Kevin J. Burns        Robert H. Solt        David M. Stanley

Pearl Mutual Funds

Performance Review as of June 30, 2003
--------------------------------------------------------------------------------

First Half 2003 Performance. Total Return of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and each Fund's Comparison Indexes:*

-------------------------------------------    -------------------------------------------
For six months ended 6-30-03:                  For six months ended 6-30-03:
-------------------------------------------    -------------------------------------------
Pearl Total Return Fund             + 12.42%   Pearl Aggressive Growth Fund        + 19.90%
-------------------------------------------    -------------------------------------------
Wilshire 5000 Index                 + 12.91%   Wilshire 5000 Index                 + 12.91%
-------------------------------------------    -------------------------------------------
MSCI World Index                    + 11.12%   MSCI World Index                    + 11.12%
-------------------------------------------    -------------------------------------------
Value Line (Geometric) Index        + 13.31%   Value Line (Geometric) Index        + 13.31%
-------------------------------------------    -------------------------------------------
All Equity Funds Average (Lipper)   + 12.85%   Standard & Poor's 500 Index         + 11.76%
-------------------------------------------    -------------------------------------------
All Long-Term Taxable Funds Avg.    + 11.25%   All Equity Funds Average (Lipper)   + 12.85%
-------------------------------------------    -------------------------------------------

     * Not annualized. All total returns include dividends reinvested, except Value Line Index. The total returns do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See Page 12 for a description of each index.

We are pleased that Pearl Aggressive Growth Fund strongly outperformed all 5 of its comparison indexes during the first half of the year. The more conservative Pearl Total Return Fund outperformed by a narrow margin the average (+ 12.29%) of its 5 benchmark indexes. See each index's total return above. Past performance does not predict future performance.

First Half Performance Factors. We believe Pearl Total Return Fund's and Pearl Aggressive Growth Fund's comparative performance and total return during the first six months of 2003 were affected by many factors, including each Fund's investment strategy and decisions by the Funds' Manager, Pearl Management Company. These factors include:

     . U.S. and global stock markets recovered strongly during the first six months of 2003. Most stocks struggled in the first three months of the year. However, stock markets rose sharply in the second quarter; investors appeared to be encouraged by the winding down of the war in Iraq along with some signs of a recovering economy.

     . In a reversal from the previous 3 years, growth-style funds as a whole outperformed most value-style funds by a small margin. Smaller-capitalization stocks continued to perform better than larger companies. Overall, international stocks also improved and performed similarly to U.S. stocks during the first half of 2003, and had the same pattern of significantly better performance from smaller companies. U.S. high-yield bonds as a group were also up strongly. We believe these trends had a mixed effect on Pearl Total Return Fund and significantly aided the total return of Pearl Aggressive Growth Fund.

     . During the first six months of 2003, a majority of Total Return Fund's mutual fund investments were in relatively conservative funds with below-average risk records, a value emphasis, and a focus on small-cap and mid-cap stocks. This Fund also continued to hold two bond funds. We believe these decisions reduced risk and had a mixed effect on the Fund's comparative performance - small caps helped significantly while the value style slightly underperformed. The Fund also maintained its significant investment in international equity funds. As in 2002, international funds investing in smaller companies performed better overall than international funds with a larger company focus, which helped this Fund.

     . Aggressive Growth Fund was more growth-oriented in its fund holdings than Total Return Fund and had an even greater small-cap emphasis, both of which helped its performance. Aggressive Growth Fund continued its significant investment in international equity funds and they were also positive contributors to the Fund's outperformance.

     . Both Funds did not pay any sales charge or redemption fee. Both Funds made all their investments on a no-load basis. See "No-Load Investing" below. This helped both Funds control costs and helped their performance.

     . Pearl Management Company, the Funds' Manager, continues to use and develop a proprietary method of compiling and evaluating data on a large number of mutual funds and on the global stock markets. We believe this helps Pearl Management Company's allocation decisions and selection of mutual funds.

Investment Strategy
--------------------------------------------------------------------------------

Pearl Total Return Fund is a fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders' risk by holding a modest defensive position at times and by selecting some mutual funds that we believe have relatively lower volatility.

Pearl Aggressive Growth Fund is a fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds.

"Equity mutual funds" means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

No-Load Investing. Both Funds are completely no-load - no sales charge, no redemption fee, no distribution fee (12b-1 fee). However, some of the mutual funds in which the Funds may invest may impose a 12b-1 fee. The Funds can invest only in no-load (no sales charge and no redemption fee), low-load (2% or lower), or load-waived (no-load due to large purchases) mutual funds. The Funds also can invest in closed-end funds but have not yet done so. Both Funds seek to avoid sales charges completely.

Pearl Aggressive Growth Fund has never paid any sales charge or redemption fee. All of its investments to date were made on a no-load basis.

Pearl Total Return Fund has not paid any sales charge or redemption fee since 1998. All of its investments in the years 1999 through 2003 to date were made on a no-load basis.

The Funds' investments in many mutual funds are generally large enough to take advantage of sales load waivers on large purchases. Thus, both Funds are able to select no-load investments from a very wide range of funds -- even though many of those funds would require a typical investor to pay a sales charge.

Another potential benefit to Pearl Funds shareholders is that both Funds are able to purchase shares of some mutual funds that are closed to new investors. At June 30, 2003, Pearl Total Return Fund held three funds (comprising 25% of its total assets) that are no longer open to new investors. Pearl Aggressive Growth Fund held four funds that are closed to new investors (comprising 42% of its total assets) at June 30, 2003.

Current Investments. At June 30, 2003, 89.0% of Pearl Total Return Fund's total assets were invested in a diversified group of equity mutual funds, 8.2% in a high-yield bond fund, 1.4% in a high-quality bond fund, and 1.4% in cash. This Fund was 89-93% invested in equity funds throughout the first half of 2003.

At June 30, 2003, 99.5% of Pearl Aggressive Growth Fund's total assets were invested in a diversified group of equity mutual funds, with only 0.5% in cash. In keeping with its investment strategy, this Fund has been fully invested in equity funds at all times.

Mid-year investments of both Funds are listed in the attached financial statements. Portfolio investments are subject to change.

We still believe there are many risks in the U.S. stock market, including continued overvaluation of many stocks, uncertainty about the strength of an economic recovery in the U.S. and the world, timing and strength of a corporate earnings recovery, possible further terrorist attacks, and potential panic by disillusioned investors if recent market gains don't hold. After the strong recent market rally, we believe stocks are more vulnerable to a correction.

However, we believe the strong reductions of interest rates over the past 2 1/2 years are very positive for stocks, and the recent tax relief law should also provide some support for the market.

Although always difficult to judge, on balance we believe the reward/risk ratio is slightly negative for the near term but more positive longer-term. We also believe the near-term outlook continues to favor small-to-mid-cap stock funds, although their relative attractiveness has lessened as their outperformance has continued.

Compared to the U.S., we believe valuations still look favorable for international markets as a whole. Economic difficulty is also a concern outside the U.S., but we believe international stocks overall (including those in emerging markets), especially international small-cap and mid-cap stocks, still appear to offer a slightly better reward/risk ratio than U.S. stocks.

Weighing these factors, Pearl Total Return Fund remains mostly invested in equity mutual funds but slightly increased its defensive position in late June and July. At July 31, 2003, 86.7% of this Fund's total assets were invested in equity mutual funds. A majority of this Fund's investments are still in equity funds that emphasize value and that we believe are relatively conservative, and in equity funds that hold mostly small-to-mid-cap stocks rather than large-caps. This Fund continues its significant investment in international stock funds.

Pearl Aggressive Growth Fund continues to be fully invested (95% or more) in equity mutual funds but has slightly increased its cash position to 3.7% and reduced its equity funds position to 96.3% of total assets at July 31, 2003. In comparison with Total Return Fund, Aggressive Growth Fund's portfolio as a whole is more volatile, includes more growth-oriented funds, has an even greater emphasis on small-to-mid-cap stocks, and also continues a significant investment in international stock funds.

A more precise way to measure each Fund's asset allocation is its investment portfolio asset breakdown, which counts each Fund's indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds' portfolio holdings at June 30, 2003, each Fund's investment portfolio asset breakdown was:

                          Total Return Fund   Aggressive Growth Fund
                          -----------------   ----------------------
                              (as a percentage of total assets)

Total Stocks                           79.2%                    95.2%
U.S. Stocks                            41.9%                    53.6%
Foreign Stocks                         37.3%                    41.6%
Bonds                                  12.1%                     0.4%
Cash                                    8.7%                     4.4%

For example, at June 30, 2003, Pearl Total Return Fund's direct cash position was 1.4%, but the percentage increases to 8.7% when the varying amounts of cash held by the mutual funds in the Fund's portfolio are added. Each Fund's asset allocation and portfolio holdings vary with changes in investments.

We diligently seek to select the best mutual funds in view of changing market conditions. With this goal in mind, both Funds have made several portfolio changes during 2003 to date. Taking into account the opportunities and the risks, we believe each Fund's current portfolio mix is appropriate for the current market environment. However, portfolio holdings are subject to change.

Top 5 Mutual Fund Holdings at June 30, 2003 (as a percentage of total assets):

Pearl Total Return Fund:                Pearl Aggressive Growth Fund:
First Eagle Overseas, Class I   21.12%  Dreyfus Premier Emerging Mkts.,
William Blair International             Class A                           16.40%
Growth, Class I                 11.26%  Wasatch Micro Cap                 14.26%
N/I Numeric Small Cap Value     10.21%  Oakmark Global, Class I           13.88%
Oakmark Select, Class I          9.01%  Bogle Small Cap Growth,
                                        Institutional                     12.82%
Pioneer High Yield A             8.17%  Driehaus International
                                        Discovery                         12.06%

Both Funds are actively managed and may change investments at any time. Each Fund's portfolio holdings may be different by the time you read this report.

--------------------------------------------------------------------------------
                            Pearl Total Return Fund
--------------------------------------------------------------------------------

10-Year Performance. Pearl Total Return Fund's 10-year performance record is summarized in this graph:

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *
 (as of 6-30 each year) (with dividends reinvested, except for Value Line Index)

[GRAPH APPEARS HERE]

            Pearl                                                                           All Long-Term
            Total          Wilshire          MSCI           Value            All Equity     Taxable Funds
            Return           5000           World      Line (Geometric)    Funds Average       Average
            Fund            Index           Index           Index            (Lipper)          (Lipper)
 1993     $   10,000      $   10,000      $   10,000      $   10,000        $   10,000        $   10,000
 1994     $   10,187      $   10,119      $   11,024      $    9,878        $   10,360        $   10,230
 1995     $   11,365      $   12,620      $   12,200      $   11,179        $   12,328        $   11,969
 1996     $   13,364      $   15,929      $   14,450      $   12,731        $   15,082        $   13,922
 1997     $   16,029      $   20,600      $   17,668      $   15,088        $   18,054        $   16,219
 1998     $   18,000      $   26,545      $   20,677      $   17,130        $   20,728        $   18,388
 1999     $   18,705      $   31,745      $   23,917      $   16,737        $   23,564        $   20,286
 2000     $   21,232      $   34,768      $   26,832      $   14,656        $   28,584        $   23,516
 2001     $   23,104      $   29,434      $   21,385      $   14,372        $   24,822        $   21,759
 2002     $   22,940      $   24,542      $   18,131      $   11,656        $   21,029        $   19,492
 2003     $   22,763      $   24,854      $   17,703      $   10,748        $   20,804        $   19,829

         Past performance does not predict future performance

   * The total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

PEARL TOTAL RETURN FUND'S average annual total return was + 8.57% during the last 10 years and + 4.81% over the last 5 years. The value of an investment in Total Return Fund grew 128% during the last 10 years and grew 26% during the last 5 years. We believe these are good rates of total return in view of the market conditions during these years, and we seek to continue improving them.

Performance of Pearl Total Return Fund and Comparison Indexes through 6-30-03:
------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Average Annual Total Returns for years
ended 6-30-03  with dividends reinvested
(except for Value Line Index):                 1 year   3 years   5 years   10 years
------------------------------------------------------------------------------------
Pearl Total Return Fund                        - 0.77%   + 2.35%   + 4.81%    + 8.57%
------------------------------------------------------------------------------------
Wilshire 5000 Index                            + 1.27%  - 10.59%   - 1.31%    + 9.53%
------------------------------------------------------------------------------------
MSCI World Index                               - 2.36%  - 12.95%   - 3.06%    + 5.88%
------------------------------------------------------------------------------------
Value Line (Geometric) Index                   - 7.79%   - 9.82%   - 8.90%    + 0.72%
------------------------------------------------------------------------------------
All Equity Funds Average (Lipper)              - 1.07%  - 10.05%   - 0.30%    + 7.60%
------------------------------------------------------------------------------------
All Long-Term Taxable Funds Average (Lipper)   + 1.73%   - 5.53%   + 1.21%    + 7.09%
------------------------------------------------------------------------------------

   See Page 12 for a description of each index.

--------------------------------------------------------------------------------
                            Pearl Total Return Fund
--------------------------------------------------------------------------------

Risk-Adjusted Total Return. Pearl Total Return Fund seeks to outperform its 5 benchmark indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund's performance: its total return and its risk. Therefore, we measure your Fund's total return in relation to the risk (volatility) it incurred, and then we compare this risk-adjusted return with the Fund's 5 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) -- and therefore the risk -- of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. A low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 6-30-03:

-----------------------------------------------------------------------------
       Annualized Standard Deviations:          1 year     3 years    5 years
-----------------------------------------------------------------------------
Pearl Total Return Fund                           19.56%     16.05%     15.68%
-----------------------------------------------------------------------------
Wilshire 5000 Index                               28.26%     20.10%     20.76%
-----------------------------------------------------------------------------
MSCI World Index                                  24.65%     17.57%     19.32%
-----------------------------------------------------------------------------
Value Line (Geometric) Index                      27.91%     21.50%     19.49%
-----------------------------------------------------------------------------
All Equity Funds Average (Lipper)                 23.51%     18.33%     19.62%
-----------------------------------------------------------------------------
All Long-Term Taxable Funds Average (Lipper)      17.78%     13.96%     14.50%
-----------------------------------------------------------------------------

See page 12 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes through 6-30-03:

-----------------------------------------------------------------------------
              Sharpe Ratios:                    1 year     3 years    5 years
-----------------------------------------------------------------------------
Pearl Total Return Fund                          - 0.11     - 0.05     + 0.07
-----------------------------------------------------------------------------
Wilshire 5000 Index                              - 0.00     - 0.75     - 0.31
-----------------------------------------------------------------------------
MSCI World Index                                 - 0.15     - 1.01     - 0.45
-----------------------------------------------------------------------------
Value Line (Geometric) Index                     - 0.33     - 0.66     - 0.85
-----------------------------------------------------------------------------
All Equity Funds Average (Lipper)                - 0.10     - 0.79     - 0.26
-----------------------------------------------------------------------------
All Long-Term Taxable Funds Average (Lipper)     + 0.02     - 0.68     - 0.22
-----------------------------------------------------------------------------

See page 12 for a description of each index.

Most of the Sharpe ratios were negative for these periods, because stock markets seriously underperformed Treasury bills during the long, deep 3-year bear market (2000-2002). This Fund's risk-adjusted performance was in line with its comparison indexes for the past 1 year. We are very pleased that your Fund's risk-adjusted performance was significantly better than all 5 comparison indexes during the past 3 and 5 years through June 30, 2003. Total Return Fund had a positive Sharpe ratio for the 5-year period, in contrast to all 5 benchmark indexes.

--------------------------------------------------------------------------------
                            Pearl Total Return Fund
--------------------------------------------------------------------------------

Performance Summary:
--------------------

   . Pearl Total Return Fund had a + 12.42% total return for the six months ended June 30, 2003. We are encouraged by this year-to-date gain (not annualized), which grew to + 15.47% at August 12, 2003.

   . Pearl Total Return Fund's + 12.42% total return slightly outperformed the average (+ 12.29%) of this Fund's 5 comparison indexes during these six months. (Not annualized.) See page 2 for each index's total return. We believe this narrow margin is a significant outperformance because it was achieved during the big market rise in the first half of 2003. Total Return Fund had a risk-reducing partial defensive position, with only about four-fifths of its total assets invested in stocks (through the mutual funds in this Fund's portfolio; see page 5), but 3 of its 5 benchmark indexes are pure stock indexes.

   .  Your Fund's total return was - 10.75% in 2002, + 3.13% in 2001, + 1.56% in
      2000, + 26.99% in 1999, + 4.60% in 1998, + 14.75% in 1997, + 14.19% in
      1996, and + 21.13% in 1995.

   . During the entire 3 1/2 years through June 30, 2003, Total Return Fund was up 5.09% while its 5 comparison indexes were down 27.20% on average. (Not annualized.) See page 1 for each index's total return. This period included the 3-year bear market (2000-2002) -- the worst bear market since at least 1973-74 -- and a strong rally in the first half of 2003.

   . Your Fund strongly outperformed all 5 comparison indexes during the last 3 years and 5 years -- and outperformed 4 of the 5 during the last 10 years.

   . Pearl Total Return Fund's risk-adjusted total return strongly outperformed all 5 comparison indexes during the last 3 years and 5 years.

Performance is historical and does not guarantee future results. See page 12.

Fund Expenses. Total Return Fund's total net expenses (annualized), after reimbursement by the Manager (see page 12), were 0.96% of the Fund's average net assets during the first half of 2003. We believe this 0.96% expense ratio is one of the lowest for all funds of its type (independent fund of funds) in the U.S.

Net Asset Value. At the close of June 30, 2003:

     NAV (net asset value) per share           $10.68

Net Assets of Total Return Fund increased from $39,928,483 at Dec. 31, 2002 to $44,051,531 at June 30, 2003. The increase was primarily due to investment results.

--------------------------------------------------------------------------------
                            Pearl Aggressive Growth Fund
--------------------------------------------------------------------------------

Fund Performance. Pearl Aggressive Growth Fund's performance record for the two years since its inception is summarized in this graph:

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *
                 (as of 6-30 each year, from 7-2-01 inception)
            (with dividends reinvested, except for Value Line Index)

[GRAPH APPEARS HERE]

             Pearl
           Aggressive        Wilshire         MSCI           Value          Standard &       All Equity
             Growth            5000           World     Line (Geometric)    Poor's 500      Funds Average
              Fund            Index           Index          Index            Index            (Lipper)
7-2-01     $   10,000      $   10,000      $   10,000      $   10,000       $   10,000       $   10,000
6-30-02    $    9,876      $    8,338      $    8,478      $    8,111       $    8,201       $    8,472
6-30-03    $    9,977      $    8,444      $    8,278      $    7,479       $    8,222       $    8,381

              Past performance does not predict future performance


     * The total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

Pearl Aggressive Growth Fund has come through a very volatile first 2 years of existence with a very small loss - but strongly outperformed all of its 5 comparison indexes during this 2-year period.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through
--------------------------------------------------------------------------
6-30-03:
--------

-------------------------------------------------------------------------------
Average Annual Total Returns for periods ended 6-30-03     1 Year   From 7-2-01
with dividends reinvested (except for Value Line Index):            (inception)
-------------------------------------------------------------------------------
Pearl Aggressive Growth Fund                               + 1.03%       - 0.11%
-------------------------------------------------------------------------------
Wilshire 5000 Index                                        + 1.27%       - 8.11%
-------------------------------------------------------------------------------
MSCI World Index                                           - 2.36%       - 9.02%
-------------------------------------------------------------------------------
Value Line (Geometric) Index                               - 7.79%      - 13.52%
-------------------------------------------------------------------------------
Standard & Poor's 500 Index                                + 0.25%       - 9.33%
-------------------------------------------------------------------------------
All Equity Funds Average (Lipper)                          - 1.07%       - 8.45%
-------------------------------------------------------------------------------

          See page 12 for a description of each index.

--------------------------------------------------------------------------------
                          Pearl Agressive Growth Fund
--------------------------------------------------------------------------------

Risk-Adjusted Total Return. Even though Aggressive Growth Fund is not as focused as Total Return Fund on the potential riskiness of its portfolio, we measure Aggressive Growth Fund's total return in relation to the risk (volatility) it incurred. Then we compare this risk-adjusted return with the Fund's 5 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) -- and therefore the risk -- of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. A low standard deviation is desirable, although an aggressive growth fund by its nature will be more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-03:

                                                 From 7-2-01
 Annualized Standard Deviations:       1 Year    (inception)
------------------------------------------------------------
Pearl Aggressive Growth Fund            23.84%         21.08%
------------------------------------------------------------
Wilshire 5000 Index                     28.26%         22.31%
------------------------------------------------------------
MSCI World Index                        24.65%         19.78%
------------------------------------------------------------
Value Line (Geometric) Index            27.91%         25.06%
------------------------------------------------------------
Standard & Poor's 500 Index             27.21%         21.20%
------------------------------------------------------------
All Equity Funds Average (Lipper)       23.51%         20.22%
------------------------------------------------------------

See page 12 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-03:

                                                    From 7-2-01
       Sharpe Ratios:                      1 Year   (inception)
---------------------------------------------------------------

Pearl Aggressive Growth Fund               - 0.01        - 0.19
---------------------------------------------------------------
Wilshire 5000 Index                        - 0.00        - 0.88
---------------------------------------------------------------
MSCI World Index                           - 0.15        - 1.07
---------------------------------------------------------------
Value Line (Geometric) Index               - 0.33        - 1.17
---------------------------------------------------------------
Standard & Poor's 500 Index                - 0.04        - 1.03
---------------------------------------------------------------
All Equity Funds Average (Lipper)          - 0.10        - 1.00
---------------------------------------------------------------

See page 12 for a description of each index.

Since neither Aggressive Growth Fund nor any of the comparison indexes performed better than Treasury bills in the difficult market during the past 2 years, all of the Sharpe ratios were negative. However, we are pleased that this Fund's risk-adjusted performance since its inception was the best in the group, although this is not a primary consideration for this Fund.

--------------------------------------------------------------------------------
                           Pearl Agressive Growth Fund
--------------------------------------------------------------------------------

Performance Summary:
-------------------

  . Pearl Aggressive Growth Fund had a + 19.90% total return for the six months ended June 30, 2003. We are pleased with this large year-to-date gain (not annualized), which grew to + 26.50% at August 12, 2003.

  . Pearl Aggressive Growth Fund's + 19.90% total return strongly outperformed the average total return (+ 12.39%) of this Fund's 5 comparison indexes for the first half of 2003. (Not annualized.) See page 2 for each index's total return.

  . Your Fund also strongly outperformed all 5 of its comparison indexes since its inception (July 2, 2001). During its first 2 years though June 30, 2003, Pearl Aggressive Growth Fund had nearly a break-even performance (down 0.23%) while all 5 benchmark indexes had big losses, down 18.40% on average. (Not annualized.) See page 1 for each index's total return.

  . Pearl Aggressive Growth Fund also strongly outperformed all 5 comparison indexes on a risk-adjusted total return basis for the 2-year period since its inception. See page 10.

Performance is historical and does not guarantee future results. See page 12.

Fund Expenses. Aggressive Growth Fund's total net expenses (annualized), after reimbursement by the Manager (see page 12), were 0.98% of the Fund's average net assets during the first half of 2003. We believe this 0.98% expense ratio is one of the lowest for all funds of its type (independent fund of funds) in the U.S.

Net Asset Value. At the close of June 30, 2003:

    NAV (net asset value) per share         $9.82

Net Assets of Aggressive Growth Fund increased from $14,605,340 at December 31, 2002 to $17,355,351 at June 30, 2003. This was primarily due to investment results.

General Information
--------------------------------------------------------------------------------

This report is provided for the general information of the shareholders of Pearl Mutual Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please read the Prospectus carefully before you invest or send money. For more information on either Fund, including fees and expenses, please call (toll-free) 866-747-9030 or visit our Website at www.pearlfunds.com.

Shares of the Pearl Funds are available to persons residing in certain states. Please call (toll-free) 866-747-9030 to determine whether you are eligible to purchase Fund shares. This report is not an offer of or a solicitation of an offer to buy any of the Pearl Mutual Funds, nor shall any of the Pearl Mutual Funds be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under the securities law of that jurisdiction.

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you receive this report. For recent performance information, go to www.pearlfunds.com.

All investments involve risks. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund's shares were not registered under the Securities Act of 1933 and sales were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Total return means total growth of the investment, with all dividends and distributions (including capital gains) reinvested.

All total returns for any period of less than 12 months are not annualized.

Limits on Expenses. Pearl Management Company, the Funds' Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.98% of a Fund's average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits. These expense limits will continue at least through December 31, 2007 unless a change is approved by the Funds' Board of Trustees.

The Manager's reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Description of Indexes: The Wilshire 5000 Index is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Value Line (Geometric) Index is an unmanaged index that equally weights a broad range of publicly-traded U.S. common stocks included in The Value Line Investment Survey and is generally representative of the performance of the average U.S. common stock. The Standard & Poor's (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. The All Equity Funds Average (Lipper) is an unmanaged and unweighted average of the total return performance of all equity-oriented mutual funds as classified and calculated by Lipper Inc. The All Long-Term Taxable Funds Average (Lipper) is an unmanaged and unweighted average of the total return performance of all long-term taxable mutual funds as classified and calculated by Lipper Inc.

The holdings of each Pearl Fund are not identical to the Wilshire 5000 Index, MSCI World Index, Value Line (Geometric) Index, S & P 500 Index, All Equity Funds Average (Lipper), All Long-Term Taxable Funds Average (Lipper), or any other market index. Therefore, the performance of each Pearl Fund will not mirror the returns of any particular index. It is not possible to invest directly in an index.

Trademarks and copyrights relating to the indexes are owned by: Wilshire 5000 Index - Wilshire Financial Services, Inc.; MSCI World Index - Morgan Stanley Capital International; Value Line (Geometric) Index - Valueline, Inc.; Standard & Poor's 500 Index - The McGraw Hill Companies; and Lipper Averages - Reuters Funds Information Limited, a United Kingdom corporation.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by any of these three means:
     1.  E-mail addressed to dave@evanwood.com (This is the preferred method.)
     2.  Telephone to 303-679-9689
     3.  Mail to 32500 El Diente Court, Evergreen, CO 80439

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has adopted a privacy policy. You may view the privacy policy at www.pearlfunds.com (click the Privacy Policy page) or by calling (toll-free) 866-747-9030.

We Invite and Welcome Your Calls. A real, live person will talk with you, promptly. You will know the full name of the person you talk with. He or she will be one of our officers or key staff persons. You will get a straight answer. If we don't know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology.

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

                             PEARL TOTAL RETURN FUND
                             STATEMENT OF NET ASSETS
                                  June 30, 2003

ASSETS:
   INVESTMENTS in mutual funds, all common
    stocks of unaffiliated issuers:                                     Shares        % of net        Market
                                                                         owned         assets         value
                                                                       --------      ----------    ------------
   Equity mutual funds:
      Bridgeway Ultra Small Company Tax Advantage ..................    267,819            6.68%   $  2,940,654
      DLB Small Company Opportunities Fund .........................     61,090            1.86%        817,991
      First Eagle Overseas Fund, Class I ...........................    610,188           21.14%      9,311,472
      JP Morgan Mid Cap Value, Select ..............................    148,603            5.49%      2,416,292
      Matthews Asian Growth and Income .............................    237,499            6.05%      2,664,734
      N/I Numeric Small Cap Value Fund .............................    260,418           10.22%      4,502,621
      Oakmark International Small Cap Fund, Class I ................    212,497            5.81%      2,558,464
      Oakmark Select Fund, Class I .................................    144,173            9.01%      3,970,515
      Royce Special Equity Fund ....................................    161,202            5.61%      2,471,228
      Wasatch Core Growth Fund .....................................     83,726            5.96%      2,626,475
      William Blair International Growth Fund, Class I .............    336,482           11.27%      4,963,106
                                                                                     ----------    ------------
         TOTAL EQUITY MUTUAL FUNDS .................................                      89.10%     39,243,552
                                                                                     ----------    ------------
 Income mutual funds:
   PIMCO Total Return Fund, Institutional ..........................     58,467            1.46%        643,135
   Pioneer High Yield Fund, Class A ................................    325,570            8.17%      3,600,808
                                                                                     ----------    ------------
         TOTAL INCOME MUTUAL FUNDS .................................                       9.63%      4,243,943
                                                                                     ----------    ------------
   Money market mutual fund:
      Vanguard Money Market Prime ..................................     10,916            0.02%         10,916
                                                                                     ----------    ------------
      TOTAL INVESTMENTS (cost $40,851,751 including
       reinvested dividends and distributions) .....................                      98.75%     43,498,411

   Cash ............................................................                       1.33%        588,879
   Accrued interest on bank account ................................                       0.00%            185
                                                                                     ----------    ------------
         TOTAL ASSETS ..............................................                     100.08%     44,087,475
                                                                                     ----------    ------------
LIABILITIES:
   Investment manager's fees payable (Note 5) ......................                       0.07%         29,813
   Payable to manager for expenses of Fund (Note 5) ................                       0.01%          5,267
   Other liabilities ...............................................                       0.00%            864
                                                                                     ----------    ------------
         TOTAL LIABILITIES .........................................                       0.08%         35,944
                                                                                     ----------    ------------
NET ASSETS, applicable to 4,124,547 outstanding shares of
 beneficial interest (no par value); unlimited shares authorized ...                     100.00%   $ 44,051,531
                                                                                     ==========    ============
   NET ASSET VALUE -- OFFERING AND
    REDEMPTION PRICE PER SHARE .....................................                               $      10.68
                                                                                                   ============
NET ASSETS CONSIST OF:
   Capital .........................................................                               $ 43,784,292
   Accumulated undistibuted net investment loss ....................                                    (43,512)
   Accumulated net realized losses .................................                                 (2,335,909)
   Net unrealized appreciation in value of investments .............                                  2,646,660
                                                                                                   ------------
         TOTAL NET ASSETS ..........................................                               $ 44,051,531
                                                                                                   ============

                       See notes to financial statements.

                             PEARL TOTAL RETURN FUND
                             STATEMENT OF OPERATIONS

                                                                 6 Months Ended
                                                                 June 30, 2003
                                                                 --------------

INVESTMENT INCOME (LOSS):

   Income:
      Dividends ..............................................   $      148,722
      Interest on bank account ...............................            1,493
                                                                 --------------
            TOTAL INVESTMENT INCOME ..........................          150,215

   Expenses, current year (Note 5):
      Associations ...........................................                0
      Auditors' services .....................................           28,235
      Custodian fees .........................................            2,009
      Data processing ........................................            2,908
      Trustees' fees (Note 6) ................................            7,287
      Registration fees ......................................            6,162
      Insurance ..............................................            1,216
      Investment management and
       administrative services fees (Note 5) .................          165,955
      Legal services .........................................           21,036
      Meetings ...............................................            1,109
      Other ..................................................              489
                                                                 --------------
         TOTAL EXPENSES BEFORE REIMBURSEMENT .................          236,406

   Expenses reimbursed by investment manager (Note 5) ........          (42,371)
                                                                 --------------
            TOTAL EXPENSES ...................................          194,035
                                                                 --------------
            NET INVESTMENT LOSS ..............................          (43,820)
                                                                 --------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

   Net realized losses on investments
    (securities of unaffiliated issuers) .....................       (1,262,665)

   Change in net unrealized appreciation of investments ......        6,168,500
                                                                 --------------
      NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .......        4,905,835
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........   $    4,862,015
                                                                 ==============

                       See notes to financial statements.

                             PEARL TOTAL RETURN FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                   6 Months       Year Ended
                                                     Ended       December 31,
INCREASE (DECREASE) IN NET ASSETS:               June 30, 2003       2002
                                                 -------------   ------------
FROM OPERATIONS:
   Net investment income (loss) ..............   ($     43,820)  $    393,096
   Net realized losses on investments.........      (1,262,665)    (1,027,139)
   Change in net unrealized appreciation
    (depreciation) of investments ............       6,168,500     (4,218,298)
                                                 -------------   ------------
      NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS .............       4,862,015     (4,852,341)
                                                 -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):
   Dividends from net investment income ......               0       (393,096)
                                                 -------------   ------------
FROM CAPITAL SHARES TRANSACTIONS:
   Proceeds received for shares sold
    (77,513 and 211,154 shares) ..............         771,139      2,155,143
   Net asset value of shares (0 and 41,353
    shares) issued in reinvestment of
    distributions ............................               0        392,852
   Paid on redemption of shares (155,880 and
    402,934 shares), including exchanges
    into Pearl Aggressive Growth Fund ........      (1,510,106)    (4,181,260)
                                                 -------------   ------------
      DECREASE IN NET ASSETS FROM CAPITAL
       SHARES TRANSACTIONS:
        (net decrease of 78,367 and 150,427
        shares) ..............................        (738,967)    (1,633,265)
                                                 -------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ......       4,123,048     (6,878,702)
NET ASSETS:
   Beginning of period .......................      39,928,483     46,807,185
                                                 -------------   ------------
   End of period (including accumulated
    undistributed net investment income
    (loss), ($43,512) and $308,
    respectively).............................   $  44,051,531   $ 39,928,483
                                                 =============   ============

                       See notes to financial statements.

                          PEARL AGGRESSIVE GROWTH FUND
                             STATEMENT OF NET ASSETS
                                  June 30, 2003
ASSETS:
   INVESTMENTS in mutual funds, all common                % of
    stocks of unaffiliated issuers:          Shares       net         Market
                                             owned       assets       value
                                            ---------  ----------  ------------
      Equity mutual funds:
         American Century International
          Opportunity Fund ...............    176,263        5.83% $  1,011,750
         Bjurman Micro-Cap Growth Fund ...     73,522       10.70%    1,857,171
         Bogle Small Cap Growth Fund,
          Institutional Class ............    111,385       12.83%    2,226,595
         Dreyfus Premier Emerging
          Markets Fund, Class A ..........    221,903       16.42%    2,849,231
         Driehaus International
          Discovery Fund .................     94,094       12.07%    2,094,523
         Oakmark Global Fund, Class I ....    155,524       13.89%    2,410,619
         Wasatch Micro Cap Fund ..........    386,412       14.27%    2,476,899
         Wasatch Small Cap Value Fund ....    194,740        4.63%      804,278
         William Blair Small Cap Growth
          Fund ...........................     89,766        8.95%    1,552,955
                                                       ----------  ------------
            TOTAL EQUITY MUTUAL FUNDS ....                  99.59%   17,284,021
                                                       ----------  ------------
      Money market mutual fund:
         Vanguard Money Market Prime .....      6,363        0.04%        6,363
                                                       ----------  ------------
         TOTAL INVESTMENTS (cost
          $15,516,890, including
          reinvested dividends and
          distributions) .................                  99.63%   17,290,384
      Cash ...............................                   0.45%       78,410
      Accrued interest on bank account ...                   0.00%           51
                                                       ----------  ------------
            TOTAL ASSETS .................                 100.08%   17,368,845
                                                       ----------  ------------
LIABILITIES:
   Investment manager's fees payable
    (Note 5) .............................                   0.07%       11,792
   Payable to manager for expenses of
    Fund (Note 5) ........................                   0.01%        1,644
   Other liabilities .....................                   0.00%           58
                                                       ----------  ------------
            TOTAL LIABILITIES ............                   0.08%       13,494
                                                       ----------  ------------
   NET ASSETS, applicable to 1,766,489
    outstanding shares of beneficial
    interest (no par value); unlimited
    shares authorized ....................                 100.00% $ 17,355,351
                                                       ==========  ============
      NET ASSET VALUE -- OFFERING AND
       REDEMPTION PRICE PER SHARE ........                         $       9.82
                                                                   ============
   NET ASSETS CONSIST OF:
      Capital ............................                         $ 17,660,101
      Accumulated undistributed net
       investment losses .................                             (203,352)
      Accumulated net realized losses ....                           (1,874,892)
      Net unrealized appreciation in
       value of investments ..............                            1,773,494
                                                                   ------------
            TOTAL NET ASSETS .............                         $ 17,355,351
                                                                   ============

                       See notes to financial statements.

                          PEARL AGGRESSIVE GROWTH FUND
                             STATEMENT OF OPERATIONS

                                                                Six Months
                                                                   Ended
                                                                 June 30,
                                                                   2003
                                                                -----------
INVESTMENT INCOME (LOSS):
   Income:
      Dividends .............................................   $        32
      Interest on bank account ..............................           443
                                                                -----------
         TOTAL INVESTMENT INCOME ............................           475
   Expenses, current year (Note 5):
      Associations ..........................................             0
      Auditors' services ....................................        10,366
      Custodian fees ........................................           744
      Data processing .......................................         1,107
      Trustees' fees (Note 6) ...............................         2,713
      Registration fees .....................................         4,229
      Insurance .............................................           449
      Investment management and
       administrative services fees (Note 5) ................        63,074
      Legal services ........................................         7,796
      Meetings ..............................................           410
      Other .................................................           182
                                                                -----------
         TOTAL EXPENSES BEFORE REIMBURSEMENT ................        91,070
   Expenses reimbursed by investment manager (Note 5) .......       (19,194)
                                                                -----------
         TOTAL EXPENSES .....................................        71,876
                                                                -----------
         NET INVESTMENT LOSS ................................       (71,401)
                                                                -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

   Net realized losses from investments (securities of
    unaffiliated issuers) ...................................      (668,499)
   Change in net unrealized appreciation of investments .....     3,615,866
                                                                -----------
      NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ......     2,947,367
                                                                -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....   $ 2,875,966
                                                                ===========

                       See notes to financial statements.

                          PEARL AGGRESSIVE GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                    Six Months
                                                      Ended        Year Ended
                                                     June 30,      December 31,
INCREASE (DECREASE) IN NET ASSETS:                     2003           2002
                                                  -------------  --------------
FROM OPERATIONS:
   Net investment loss .........................  ($     71,401) ($     131,951)
   Net realized losses on investments ..........       (668,499)     (1,206,451)
   Change in net unrealized appreciation
    (depreciation) of investments ..............      3,615,866      (1,746,594)
                                                  -------------  --------------
      NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...............      2,875,966      (3,084,996)
                                                  -------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):
   Dividends from net investment income ........              0               0
   Distributions from net realized gains .......              0               0
                                                  -------------  --------------
      DECREASE IN NET ASSETS DUE TO
       DISTRIBUTIONS ...........................              0               0
                                                  -------------  --------------
FROM CAPITAL SHARES TRANSACTIONS:
   Proceeds received for shares sold (23,471 and
    183,251 shares) ............................        214,045       1,850,762
   Net asset value of shares (0 and 0 shares)
    issued in reinvestment of distributions ....              0               0
   Paid on redemption of shares (40,524 and 626
    shares), including exchanges into Pearl
    Total Return Fund ..........................       (340,000)         (6,061)
                                                  -------------  --------------
      INCREASE (DECREASE) IN NET ASSETS FROM
       CAPITAL SHARES TRANSACTIONS:
         (net increase (decrease) of (17,053)
          and 182,625 shares) ..................       (125,955)      1,844,701
                                                  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........      2,750,011      (1,240,295)
NET ASSETS:
   Beginning of period .........................     14,605,340      15,845,635
                                                  -------------  --------------
   End of period ...............................  $  17,355,351  $   14,605,340
                                                  =============  ==============

                       See notes to financial statements.

                           PEARL TOTAL RETURN FUND and
                          PEARL AGGRESSIVE GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
         SIX MONTHS ENDED JUNE 30, 2003 AND YEAR ENDED DECEMBER 31, 2002

1. ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the "Funds") are each a series of Pearl Mutual Funds, a Massachusetts business trust (the "Trust") registered under the Investment Company Act of 1940 and are diversified, no-load, open-end management investment companies (mutual funds).

     The Funds' investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of "low-load" mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); (3) closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although the Funds have never invested in closed-end funds); and (4) cash and cash equivalents.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds' distributions to their shareholders are recorded on the ex-dividend date.
     (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3. INCOME TAXES. It is the Funds' policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

     As of December 31, 2002, PTRF had the following capital loss carry-forwards available to offset future capital gains: $46,105 through December 31, 2009 and $1,027,139 through December 31, 2010.

     PTRF's cost for federal income tax purposes was $40,851,751, including the amounts of all reinvested dividends and distributions, as of June 30, 2003; the aggregate gross unrealized appreciation was $2,987,785; and the aggregate gross unrealized depreciation was ($341,125); resulting in net unrealized appreciation of $2,646,660.

     As of December 31, 2002, PAGF had a capital loss carry-forward of $1,206,393 that is available to offset future capital gains through December 31, 2010.

     PAGF's cost for federal income tax purposes was $15,516,890, including the amounts of all reinvested dividends and distributions, as of June 30, 2003; the aggregate gross unrealized appreciation was $1,812,530; and the aggregate gross unrealized depreciation was ($39,036); resulting in net unrealized appreciation of $1,773,494.

4. INVESTMENT TRANSACTIONS. PTRF's costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $9,298,667 and $10,264,508, respectively, for the first half of 2003. Purchases include reinvestments of dividends and distributions.

     PAGF's costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $2,430,000 and $2,594,714, respectively, for the first half of 2003. Purchases include reinvestments of dividends and distributions.

                           PEARL TOTAL RETURN FUND and
                          PEARL AGGRESSIVE GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)
         SIX MONTHS ENDED JUNE 30, 2003 AND YEAR ENDED DECEMBER 31, 2002

5. INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the "Manager") has supervisory responsibility for the general management and investment of the Funds' assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds' shares. The Manager's combined fees are at the annual rate of 0.86% of each Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of each Fund's net assets in excess of $100,000,000.

     The Funds' expenses are limited by contract with the Manager. Through April 30, 2002, each Fund's total operating expenses in any year (including the Manager's fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) could not exceed 0.96% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.90% of the Fund's average net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.78% of the Fund's average net assets in excess of $100,000,000. Effective May 1, 2002, each Fund's total operating expenses in any year (including the Manager's fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund's average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund's average net assets in excess of $100,000,000. The Manager reimburses all the Funds' operating expenses beyond this limit.

     For the first half of 2003 expenses totaling $42,371 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $361,451 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover reimbursed expenses.

     For the first half of 2003 expenses totaling $19,194 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $130,282 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover reimbursed expenses.

     The Manager has agreed to continue the expense limit at least through December 31, 2007.

     The Manager and its Officers, Directors, and shareholders, as a group, owned 7.80% of PTRF's outstanding shares as of June 30, 2003. Entities affiliated with one or more Officers and Directors of the Manager owned 87.53% of PTRF's outstanding shares as of June 30, 2003.

     The Manager and its Officers, Directors, and shareholders, as a group, owned 8.21% of PAGF's outstanding shares as of June 30, 2003. Entities affiliated with one or more Officers and Directors of the Manager owned 90.00% of PAGF's outstanding shares as of June 30, 2003.

6.   COMPENSATION. The Officers and two Trustees (David M. Stanley and Robert H.
     Solt) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds' five Trustees who are not affiliated with the Manager are John W. Axel, Jeffrey
     R. Boeyink, Douglas B. Coder, Dr. David N. DeJong, and David L. Evans. The Trustees received fees from the Funds of $10,000 for the first half of 2003 and $36,000 for 2002.

7. DISTRIBUTIONS. On January 31, 2003, PTRF paid an income dividend of $.0944 per share from 2002 net investment income, to shareholders of record on December 31, 2002. On January 31, 2002, PTRF paid an income dividend of $.1199 per share from 2001 net investment income, to shareholders of record on December 31, 2001. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date.

     On January 31, 2003, PAGF paid no dividend or distribution. On January 31, 2002, PAGF paid an income dividend of $.0621 per share from 2001 net investment income and a long-term capital gains distribution of $.0966 per share from 2001 realized long-term capital gains, to shareholders of record on December 31, 2001. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date.

                             PEARL TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS

                                  Six
                                 Months
                                 Ended
SELECTED PER-SHARE DATA          June
 derived from the                 30,                                   Year ended December 31,
 financial statements:          -------    ----------------------------------------------------------------------------------------
                                 2003       2002      2001     2000     1999     1998     1997     1996     1995     1994     1993
Net asset value,
 beginning of period..........  $  9.50    $ 10.75   $ 10.54  $ 12.16  $ 10.45  $ 11.23  $ 10.94  $ 10.15  $  9.13  $ 9.87   $ 9.11
                                -------    -------   -------  -------  -------  -------  -------  -------  -------  ------   ------
Income from Investment
 Operations
Net investment income (loss)..    (0.01)      0.09      0.12     0.69     0.45     0.23     0.42     0.20     0.26    0.26     0.22
Net realized and unrealized
 gains (losses) on investments     1.19      (1.25)     0.21    (0.50)    2.37     0.29     1.19     1.24     1.67   (0.58)    0.99
                                -------    -------   -------  -------  -------  -------  -------  -------  -------  ------   ------
Total investment operations...     1.18      (1.16)     0.33     0.19     2.82     0.52     1.61     1.44     1.93   (0.32)    1.21
                                -------    -------   -------  -------  -------  -------  -------  -------  -------  ------   ------
Less Distributions (Note 7)
Dividends from net
 investment income ...........     None      (0.09)    (0.12)   (0.69)   (0.45)   (0.23)   (0.42)   (0.20)   (0.26)  (0.26)   (0.22)
Distributions from net
 realized capital gains
 on investments...............     None       None      None    (1.12)   (0.66)   (1.07)   (0.90)   (0.45)   (0.65)  (0.16)   (0.23)
                                -------    -------   -------  -------  -------  -------  -------  -------  -------  ------   ------
Total distributions...........     None      (0.09)    (0.12)   (1.81)   (1.11)   (1.30)   (1.32)   (0.65)   (0.91)  (0.42)   (0.45)
                                -------    -------   -------  -------  -------  -------  -------  -------  -------  ------   ------
Net asset value,
 end of period ...............  $ 10.68    $  9.50   $ 10.75  $ 10.54  $ 12.16  $ 10.45  $ 11.23  $ 10.94  $ 10.15  $ 9.13   $ 9.87
                                =======    =======   =======  =======  =======  =======  =======  =======  =======  ======   ======
Total Return .................    12.42%    (10.75%)    3.13%    1.56%   26.99%    4.60%   14.75%   14.19%   21.13%  (3.19%)  13.27%
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
 (thousands of dollars).......   44,052     39,928    46,807   58,875   59,603   48,752   46,662   32,910   25,623   7,557    4,409
Ratio of net expenses to
 average net assets...........     0.96%*     0.97%     0.94%    0.93%    0.92%    0.94%    0.93%    0.95%    1.06%   1.48%    1.38%
Ratio of gross expenses to
 average net assets...........     1.18%*     1.26%     1.29%    1.05%    0.92%    0.94%    0.93%    0.95%    1.06%   1.48%    1.38%
Ratio of net investment
 income (loss) to average net
 assets.......................    (0.22%)*    0.90%     0.95%    5.62%    3.85%    1.94%    3.82%    1.87%    4.52%   3.09%    4.19%
Ratio of investment income
 less gross expenses to
 average net assets ..........    (0.43%)*    0.61%     0.61%    5.50%    3.91%    2.00%    3.86%     1.91%   4.59%   3.26%    3.85%
Portfolio turnover (excluding
 money market mutual funds)...       47%*       55%       50%      78%      85%      79%      55%      78%     102%     87%      71%

                       See notes to financial statements.

<F1>
*  Annualized

                          PEARL AGGRESSIVE GROWTH FUND
                              FINANCIAL HIGHLIGHTS

                                                                   Period July
                                              Six                    2, 2001
                                             Months                (inception)
SELECTED PER-SHARE DATA                      Ended                   through
 derived from the                           June 30,                December
 financial statements:                        2003        2002       31,2001
                                            --------   --------    -----------
Net asset value, beginning of period....    $   8.19   $   9.90    $     10.00
                                            --------   --------    -----------
Income from Investment Operations
Net investment income (loss)............       (0.04)     (0.06)          0.06
Net realized and unrealized
 gains (losses) on investments..........        1.67      (1.65)          0.00
                                            --------   --------    -----------
Total investment operations.............        1.63      (1.71)          0.06
                                            --------   --------    -----------
Less Distributions (Note 7)
Dividends from net investment income....        None       None          (0.06)
Distributions from net realized
 capital gains on investments...........        None       None          (0.10)
                                            --------   --------    -----------
Total distributions.....................        None       None          (0.16)
                                            --------   --------    -----------
Net asset value, end of period..........    $   9.82   $   8.19    $      9.90
                                            ========   ========    ===========
Total Return............................       19.90%    (17.27%)         0.60%
==============================================================================
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (thousands of dollars).................      17,355     14,605         15,846
Ratio of net expenses to average
 net assets.............................        0.98%*     0.98%          0.96%*
Ratio of gross expenses to average
 net assets.............................        1.21%*     1.31%          2.07%*
Ratio of net investment income (loss)
 to average net assets..................       (0.95%)*   (0.82%)         1.48%*
Ratio of investment income (loss) less
 gross expenses to average net assets...       (0.60%)*   (1.15%)         0.60%*
Portfolio turnover (excluding
 money market mutual funds).............          33%*       56%            13%*

* Annualized
                       See notes to financial statements.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  [Reserved]

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)      Not applicable.

(b) (1) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (b)(1)(i) and
         (b)(1)(ii)

    (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)(2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds


By:   /s/ David M. Stanley
      -------------------------------
      David M. Stanley
      President and Chief Executive Officer
      (Principal Executive Officer)
Date: August 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ David M. Stanley
      -------------------------------
      David M. Stanley
      President and Chief Executive Officer
      (Principal Executive Officer)
Date: August 20, 2003


By:   /s/ Robert H. Solt
      -------------------------------
      Robert H. Solt
      Executive Vice President and
      Chief Financial Officer
      (Principal Financial Officer)
Date: August 20, 2003